UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 17, 2017

Jefferies Group LLC

(Exact name of registrant as specified in its charter)

Delaware	1-14947	95-4719745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Madison Ave., New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-284-2550

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 17, 2017, Jefferies Group LLC (the “Company”) and its wholly owned subsidiary Jefferies Group Capital Finance Inc. (“Jefferies Capital” and, together with the Company, the “Issuers”) issued $750,000,000 aggregate principal amount of their 4.850% Senior Notes due 2027 (the “Notes”) pursuant to a Prospectus Supplement dated January 9, 2017 to the prospectus dated February 4, 2016, filed as part of the Issuers’ Shelf Registration Statement on Form S-3, as amended (File Nos. 333-209385 and 333-209385-01) (the “Registration Statements”). The Notes were issued under the Senior Debt Indenture (the “Indenture”), dated as of May 26, 2016, among the Issuers and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by the Officers’ Certificate (the “Officers’ Certificate”) establishing the terms of the Notes dated January 17, 2017.

The foregoing summary of the Officers’ Certificate and the Notes is qualified in its entirety by reference to the text of the Officers’ Certificate, a copy of which is filed as Exhibit 4.1 hereto and the Form of Global Note, a copy of which is filed as Exhibit 4.2 hereto, and each is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

The following exhibits are filed with this report:

Number	Exhibit

4.1	Senior Debt Indenture, by and among Jefferies Group LLC and Jefferies Group Capital Finance Inc. and The Bank of New York Mellon, as Trustee, dated July 26, 2016, incorporated herein by reference to Exhibit 4.1 of the Form 8-A of Jefferies Group LLC and Jefferies Group Capital Finance Inc. filed on January 17, 2017

4.2	Officers’ Certificate establishing the terms of the Notes*

4.3	Form of Global Note*

5.1	Opinion of Morgan, Lewis & Bockius LLP*

23.1	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.1)*

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jefferies Group LLC

By:	/s/ Roland T. Kelly
Name:	Roland T. Kelly
Title:	Assistant Secretary

Date: January 17, 2017

INDEX TO EXHIBITS

Number	Exhibit

4.1	Senior Debt Indenture, by and among Jefferies Group LLC and Jefferies Group Capital Finance Inc. and The Bank of New York Mellon, as Trustee, dated July 26, 2016, incorporated herein by reference to Exhibit 4.1 of the Form 8-A of Jefferies Group LLC and Jefferies Group Capital Finance Inc. filed on January 17, 2017

4.2	Officers’ Certificate establishing the terms of the Notes*

4.3	Form of Global Note*

5.1	Opinion of Morgan, Lewis & Bockius LLP*

23.1	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.1)*

*	Filed herewith.